Note 4 - Inventories - Inventories by Category and Impact of Using LIFO Method (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Finished products	$ 385,681	$ 317,654
In process	23,652	25,175
Raw materials and supplies	165,491	128,987
FIFO Inventory Amount	574,824	471,816
Less excess of FIFO cost over LIFO cost	164,493	128,672
Total inventories	$ 410,331	$ 343,144